UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 13, 2007

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BLACK HILLS CORPORATION

(Exact name of registrant as specified in its charter)

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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)
605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 13, 2007, the Registrant entered into a Second Amendment to the Credit Agreement dated May 5, 2005, among Black Hills Corporation, as Borrower, the financial institutions from time to time party thereto as Banks, U.S. Bank, National Association, as Co-Syndication Agent, Union Bank of California, N.A., as Co-Syndication Agent, BANK OF AMERICA, N.A., as Co-Documentation Agent, BANK OF MONTREAL dba HARRIS NESBITT, as Co-Documentation Agent, and ABN AMRO Bank N.V. as Administrative Agent (the “BHC Credit Agreement”).

The Second Amendment (i) increased the limit for borrowings or other credit accommodations for the Marketing Subsidiary Excluded Credit Facilities from $260 million to $300 million, (ii) increased the aggregate amount of commitments allowed under the facility without receiving the consent of the Banks from $500 million to $600 million, (iii) effective with the acquisition of certain electric and gas utility assets from Aquila, Inc. will increase the recourse leverage ratio limit from 0.65 to 1.00, to 0.70 to 1.00 for the first year after the Aquila acquisition and 0.65 to 1.00 thereafter, and (iv) allowed for other minor modifications to enable the Registrant to complete the acquisition of certain electric and gas utility assets from Aquila, Inc.

The BHC Credit Agreement dated May 5, 2005, filed as Exhibit 10.1 to the Registrant’s Form 10-Q for March 31, 2005, and the First and Second Amendments to the BHC Credit Agreement filed as Exhibits 10.1 and 10.2 to this Form 8-K are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by this item is included in Item 1.01.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

10.1

First Amendment to the Credit Agreement, dated as of May 12, 2006 among Black Hills Corporation, as Borrower, ABN AMRO Bank N.V., in its capacity as agent for the Banks under the Credit Agreement, and as a Bank, and the other Banks party thereto.

10.2

Second Amendment to the Credit Agreement, dated as of March 13, 2007 among Black Hills Corporation, as Borrower, ABN AMRO Bank N.V., in its capacity as agent for the Banks under the Credit Agreement, and as a Bank, and the other Banks party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Mark T. Thies
Mark T. Thies
Executive Vice President
and Chief Financial Officer

Date: March 19, 2007

Exhibit Index

Exhibit No.	Description

10.1

First Amendment to the Credit Agreement, dated as of May 12, 2006 among Black Hills Corporation, as Borrower, ABN AMRO Bank N.V., in its capacity as agent for the Banks under the Credit Agreement, and as a Bank, and the other Banks party thereto.

10.2

Second Amendment to the Credit Agreement, dated as of March 13, 2007 among Black Hills Corporation, as Borrower, ABN AMRO Bank N.V., in its capacity as agent for the Banks under the Credit Agreement, and as a Bank, and the other Banks party thereto.

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